Exhibit 9(ii)under Form N-1A

                                              Exhibit 10 under Item 601/Reg. S-K

                              Amended and Restated
                         SHAREHOLDER SERVICES AGREEMENT


     THIS AGREEMENT, amended and restated as of the first day of September, 1995, (originally made and enterered into as of the first day of March, 1994), by and between those investment companies listed on Exhibit 1, as may be amended from time to time, having their principal office and place of business at Federated Investors Tower, Pittsburgh, PA 15222-3779 and who have approved this form of Agreement (individually referred to herein as a "Fund" and collectively as "Funds") and Federated Shareholder Services, a Delaware business trust, having its principal office and place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 ("FSS").

1. The Funds hereby appoint FSS to render or cause to be rendered personal services to shareholders of the Funds and/or the maintenance of accounts of shareholders of the Funds ("Services"). In addition to providing Services directly to shareholders of the Funds, FSS is hereby appointed the Funds' agent to select, negotiate and subcontract for the performance of Services. FSS hereby accepts such appointments. FSS agrees to provide or cause to be provided Services which, in its best judgment (subject to supervision and control of the Funds' Boards of Trustees or Directors, as applicable), are necessary or desirable for shareholders of the Funds. FSS further agrees to provide the Funds, upon request, a written description of the Services which FSS is providing hereunder.

2. During the term of this Agreement, each Fund will pay FSS and FSS agrees to accept as full compensation for its services rendered hereunder a fee at an annual rate, calculated daily and payable monthly, up to 0.25% of 1% of average net assets of each Fund.

      For the payment period in which this Agreement becomes effective or terminates with respect to any Fund, there shall be an appropriate proration of the monthly fee on the basis of the number of days that this Agreement is in effect with respect to such Fund during the month.

3. This Agreement shall continue in effect for one year from the date of its execution, and thereafter for successive periods of one year only if the form of this Agreement is approved at least annually by the Board of each Fund, including a majority of the members of the Board of the Fund who are not interested persons of the Fund ("Independent Board Members") cast in person at a meeting called for that purpose.

4. Notwithstanding paragraph 3, this Agreement may be terminated as follows:

      (a) at any time, without the payment of any penalty, by the vote of a majority of the Independent Board Members of any Fund or by a vote of a majority of the outstanding voting securities of any Fund as defined in the Investment Company Act of 1940 on sixty (60) days' written notice to the parties to this Agreement;

      (b) automatically in the event of the Agreement's assignment as defined in the Investment Company Act of 1940; and

     (c) by any party to the Agreement without cause by giving the other party at least sixty (60) days' written notice of its intention to terminate.

5. FSS agrees to obtain any taxpayer identification number certification from each shareholder of the Funds to which it provides Services that is required under Section 3406 of the Internal Revenue Code, and any applicable Treasury regulations, and to provide each Fund or its designee with timely written notice of any failure to obtain such taxpayer identification number certification in order to enable the implementation of any required backup withholding.

6. FSS shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. FSS shall be entitled to rely on and may act upon advice of counsel (who may be counsel for such Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. Any person, even though also an officer, trustee, partner, employee or agent of FSS, who may be or become a member of such Fund's Board, officer, employee or agent of any Fund, shall be deemed, when rendering services to such Fund or acting on any business of such Fund (other than services or business in connection with the duties of FSS hereunder) to be rendering such services to or acting solely for such Fund and not as an officer, trustee, partner, employee or agent or one under the control or direction of FSS even though paid by FSS.

      This Section 6 shall survive termination of this Agreement.

7. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which an enforcement of the change, waiver, discharge or termination is sought.

8. FSS is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of each Fund that is a Massachusetts business trust and agrees that the obligations assumed by each such Fund pursuant to this Agreement shall be limited in any case to such Fund and its assets and that FSS shall not seek satisfaction of any such obligations from the shareholders of such Fund, the Trustees, Officers, Employees or Agents of such Fund, or any of them.

9. The execution and delivery of this Agreement have been authorized by the Trustees of FSS and signed by an authorized officer of FSS, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Agreement are not binding upon any of the Trustees or shareholders of FSS, but bind only the trust property of FSS as provided in the Declaration of Trust of FSS.

10. Notices of any kind to be given hereunder shall be in writing (including facsimile communication) and shall be duly given if delivered to any Fund and to such Fund at the following address: Federated Investors Tower, Pittsburgh, PA 15222-3779, Attention: President and if delivered to FSS at Federated Investors Tower, Pittsburgh, PA 15222-3779, Attention:
      President.

11. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject hereof whether oral or written. If any provision of this Agreement shall be held or made invalid by a court or regulatory agency decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Subject to the provisions of Sections 3 and 4, hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Pennsylvania law; provided, however, that nothing herein shall be construed in a manner inconsistent with the Investment Company Act of 1940 or any rule or regulation promulgated by the Securities and Exchange Commission thereunder.

12. This Agreement may be executed by different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

13. This Agreement shall not be assigned by any party without the prior written consent of FSS in the case of assignment by any Fund, or of the Funds in the case of assignment by FSS, except that any party may assign to a successor all of or a substantial portion of its business to a party controlling, controlled by, or under common control with such party. Nothing in this Section 14 shall prevent FSS from delegating its responsibilities to another entity to the extent provided herein.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                                       Investment Companies (listed on Exhibit
1)


Attest:        /s/John W. McGonigle         By:     /s/ John F. Donahue
      John W. McGonigle                   John F. Donahue
      Secretary                             Chairman

                                       Federated Shareholder Services


Attest:          /s/ Joseph M Huber         By:   /s/ John W. McGonigle
      Secretary                             President

                                                             Exhibit 1 Exhibit 1

               Amended and Restated Shareholder Services Agreement
                        Automated Government Money Trust
                            Cash Trust Series, Inc.:
                             Government Cash Series
                              Municipal Cash Series
                                Prime Cash Series
                              Treasury Cash Series
              Federated Adjustable Rate U.S. Government Fund, Inc.
                      Federated American Leaders Fund, Inc.
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class F Shares
                               Federated ARMs Fund
                          Institutional Service Shares
                              Institutional Shares
                             Federated Equity Funds:
                        Federated Aggressive Growth Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                       Federated Capital Appreciation Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                        Federated Growth Strategies Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                       Federated Small Cap Strategies Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

               Amended and Restated Shareholder Services Agreement
                       Federated Equity Income Fund, Inc.
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class F Shares
               Federated Fund for U.S. Government Securities, Inc.
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                              Federated GNMA Trust
                          Institutional Service Shares
                              Institutional Shares
                  Federated Government Income Securities, Inc.
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class F Shares
                           Federated Government Trust"
                       Automated Government Cash Reserves
                        Automated Treasury Cash Reserves
                           U.S. Treasury Cash Reserves
                          Institutional Service Shares
                              Institutional Shares
                      Federated High Income Bond Fund, Inc.
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                           Federated High Yield Trust
                       Federated Income Securities Trust:
                        Federated Short-Term Income Fund
                          Institutional Service Shares
                              Institutional Shares
                       Federated Intermediate Income Fund
                          Institutional Service Shares
                              Institutional Shares
               Amended and Restated Shareholder Services Agreement
                             Federated Income Trust
                          Institutional Service Shares
                              Institutional Shares
                             Federated Index Trust:
                             Federated Max-Cap Fund
                                 Class C Shares
                          Institutional Service Shares
                              Institutional Shares
                             Federated Mid-Cap Fund
                             Federated Mini-Cap Fund
                                 Class C shares
                              Institutional Shares
                         Federated Institutional Trust:
               Federated Institutional Short-Term Government Fund
                           Federated Investment Trust:
                            Federated Bond Index Fund
                              Institutional Shares
                          Institutional Service Shares
                             Federated Master Trust
                  Federated Municipal Opportunities Fund, Inc.
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class F Shares
                    Federated Municipal Securities Fund, Inc.
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

               Amended and Restated Shareholder Services Agreement
                           Federated Municipal Trust:
                          Alabama Municipal Cash Trust
                         California Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares
                        Connecticut Municipal Cash Trust
                          Institutional Service Shares
                          Florida Municipal Cash Trust
                                 Cash II Shares
                              Institutional Shares
                          Georgia Municipal Cash Trust
                          Maryland Municipal Cash Trust
                       Massachusetts Municipal Cash Trust
                          Institutional Service Shares
                            Boston 1784 Funds Shares
                          Michigan Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares
                         Minnesota Municipal Cash Trust
                               Cash Series Shares
                              Institutional Shares
                         New Jersey Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares
                          New York Municipal Cash Trust
                                 Cash II Shares
                          Institutional Service Shares
                       North Carolina Municipal Cash Trust
                            Ohio Municipal Cash Trust
                                 Cash II Shares
                              Institutional Shares
                          Institutional Service Shares



               Amended and Restated Shareholder Services Agreement

                        Pennsylvania Municipal Cash Trust
                               Cash Series Shares
                          Institutional Service Shares
                              Institutional Shares
                         Tennessee Municipal Cash Trust
                              Institutional Shares
                          Institutional Service Shares
                          Virginia Municipal Cash Trust
                          Institutional Service Shares
                              Institutional Shares
                      Federated Short-Term Municipal Trust
                          Institutional Service Shares
                              Institutional Shares
                   Federated Short-Term U.S. Government Trust
                       Federated Stock and Bond Fund, Inc.
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                              Federated Stock Trust
                            Federated Tax-Free Trust
               Amended and Restated Shareholder Services Agreement
                       Federated U.S. Government Bond Fund
              Federated U.S. Government Securities Fund: 1-3 Years
                          Institutional Service Shares
                              Institutional Shares
              Federated U.S. Government Securities Fund: 2-5 Years
                          Institutional Service Shares
                              Institutional Shares
             Federated U. S. Government Securities Fund: 5-10 Years
                          Institutional Service Shares
                              Institutional Shares



               Amended and Restated Shareholder Services Agreement

                         Fixed Income Securities, Inc.:
                           Federated Limited Term Fund
                                 Class A Shares
                                 Class F Shares
                      Federated Limited Term Municipal Fund
                                 Class A Shares
                                 Class F Shares
                         Federated Strategic Income Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class F Shares
                      Federated Total Return Series, Inc.:
                   Federated Limited Duration Government Fund
                              Institutional Shares
                          Institutional Service Shares
                        Federated Total Return Bond Fund
                              Institutional Shares
                          Institutional Service Shares
                     Federated Total Return Government Fund
                              Institutional Shares
                          Institutional Service Shares
                  Federated Total Return Limited Duration Fund
                              Institutional Shares
                          Institutional Service Shares
                          Federated Utility Fund, Inc.
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class F Shares
                          Intermediate Municipal Trust:
                     Federated Intermediate Municipal Trust
                   Federated Ohio Intermediate Municipal Trust
               Federated Pennsylvania Intermediate Municipal Trust
               Amended and Restated Shareholder Services Agreement
                           International Series, Inc.:
                       Federated International Equity Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                       Federated International Income Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                         Investment Series Funds, Inc.:
                               Federated Bond Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class F Shares
                 Edward D. Jones & Co. Daily Passport Cash Trust
                        Liberty Term Trust, Inc. -- 1999
                   Liberty U.S. Government Money Market Trust
                                 Class A Shares
                                 Class B Shares
                                Liquid Cash Trust
                              Managed Series Trust:
                        Federated Aggressive Growth Fund
                              Institutional Shares
                                  Select Shares
                    Federated Managed Growth and Income Fund
                              Institutional Shares
                                  Select Shares
                          Federated Managed Growth Fund
                              Institutional Shares
                                  Select Shares
                          Federated Managed Income Fund
                              Institutional Shares
                                  Select Shares
                          Money Market Management, Inc.
               Amended and Restated Shareholder Services Agreement
                         Money Market Obligations Trust:
                         Automated Cash Management Trust
                                 Cash II Shares
                              Institutional Shares
                           Government Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                     Government Obligations Tax-Managed Fund
                              Institutional Shares
                          Institutional Service Shares
                             Prime Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                            Tax-Free Obligations Fund
                              Institutional Shares
                          Institutional Service Shares
                            Treasury Obligations Fund
                          Institutional Capital Shares
                              Institutional Shares
                          Institutional Service Shares
                       Money Market Obligations Trust II:
                           Municipal Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                           Prime Cash Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                          Prime Value Obligations Fund
                          Institutional Capital Shares
                          Institutional Service Shares
                              Institutional Shares
                               Money Market Trust

               Amended and Restated Shareholder Services Agreement

                       Municipal Securities Income Trust:
                   Federated California Municipal Income Fund
                                 Class F Shares
                 Federated Michigan IntermediateMunicipal Trust
                    Federated New York Municipal Income Fund
                                 Class F Shares
                      Federated Ohio Municipal Income Fund
                                 Class F Shares
                  Federated Pennsylvania Municipal Income Fund
                                 Class A Shares
                                 Class B Shares
                           Tax-Free Instruments Trust
                          Institutional Service Shares
                                Investment Shares
                       Trust for Government Cash Reserves
                 Trust for Short-Term U.S. Government Securities
                       Trust for U.S. Treasury Obligations
               Amended and Restated Shareholder Services Agreement
                         World Investment Series, Inc.:
                       Federated Asia Pacific Growth Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                         Federated Emerging Markets Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                         Federated European Growth Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares



               Amended and Restated Shareholder Services Agreement

                       Federated International Growth Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                    Federated International High Income Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                   Federated International Small Company Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                      Federated Latin American Growth Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                          Federated World Utility Fund
                                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class F Shares